 1


                        SECURITY AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 15, 2002

                     National City Credit Card Master Trust
             -------------------------------------------------------
             (Exact names of registrant as specified in its charter)

          United States                  000-26342                    34-0420310
-----------------------------     ------------------------      ----------------------
(State or Other Jurisdiction      (Commission File Number)         (I.R.S. Employer
     of Incorporation)                                          Identification Number)



          1900 East 9th Street
            Cleveland, Ohio                                           44114-3484
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (216) 222-2000

                                       N/A
           -----------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

 2

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Not Applicable

Item 2.  Not Applicable

Item 3.  Not Applicable

Item 4.  Not Applicable

Item 5.  Other Events
         ------------
         For the Distribution Date of October 15, 2002, The Bank of New York, as Trustee, made the monthly payments to Certificateholders in the Monthly Certificateholders' Statements.

Item 6.  Not Applicable

Item 7.  Financial Statements and Exhibits.
         ----------------------------------
    (a)  Financial statements of businesses acquired.

         Not applicable

    (b)  Pro forma financial information

         Not applicable

    (c)  Exhibit

         The following is filed herewith. The exhibit numbers correspond with
         Item 601 of Regulation S-K.

         Exhibit No.        Description
         -----------        -----------
         20.1               Series 2000-1 Monthly Certificateholders'
                            Statement dated October 9, 2002

         20.2               Series 2001-1 Monthly Certificateholders'
                            Statement dated October 9, 2002

         20.3               Series 2002-1 Monthly Certificateholders'
                            Statement dated October 9, 2002

Item 8.  Not Applicable

Item 9.  Not Applicable

 3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL CITY CREDIT CARD MASTER TRUST

                                        By: /s/ William F. Smith
Dated:   October 22, 2002                -------------------------------------
                                           Name:   William F. Smith
                                           Title:  Administrative Trustee

4

                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------
20.1               Series 2000-1 Monthly Certificateholders' Statement dated October 9, 2002

20.2               Series 2001-1 Monthly Certificateholders' Statement dated October 9, 2002

20.3               Series 2002-1 Monthly Certificateholders' Statement dated October 9, 2002
